Exhibit 10.1

AGREEMENT TO MODIFY LOAN AND SECURITY AGREEMENT DATED JUNE 13, 2013

WHEREAS, CT Capital, LTD ("CT") entered into the Loan and Security Agreement, dated June 13, 2013, with First Choice Medical Group of Brevard, LLC ("FCMG") pursuant to which CT made a loan available to FCMG with a maturity date of December 31, 2016 (the "Loan");

WHEREAS, FCMG is a wholly owned subsidiary of FCID Medical, Inc. ("FCID") and FCID is a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. ("FCHS") and with FCID and FCMG, (the "Parties");

WHEREAS, FCMG modified the annual interest rate on the Loan from 12% to 6% on November 11, 2013;

WHEREAS, FCMG modified the Maximum Line of Credit from $1,500,000 to $2,000,000 on June 9, 2015.

WHEREAS, FCMG desires to modify the Maximum Line of Credit from $2,000,000 to $2,500,000, and extend the maturity date to June 30, 2017.

WHEREAS CT desires to modify the Maximum Line of Credit from $2,000,000 to $2,500,000, extend the maturity date to June 30, 2017, limit the right of FCID and FCMG to prepay the credit loan so that the principal balance outstanding loan shall not be less than $1,000,000 until the Maturity Date (“Minimum Borrowing”), provide for sixty (60) days prior written notice to prepay up to $1,000,000 of the outstanding indebtedness in excess of the Minimum Borrowing and having (i) all other terms on the loan remain the same, and (ii) consent to FCID and FCMG guaranteeing the Loan Transaction and consent to the filing of UCC financing statements that list FCHS, FCMG and FCID as debtors as required by the Loan Transaction;

NOW, THEREFORE, in consideration of the terms and conditions herein contained, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1) The paragraph above are integral to this Agreement and are hereby incorporated herein and made a part hereof.

2) CT agrees (i) to modify the Maximum Line of Credit from $2,000,000 to $2,500,000, (ii) extend the maturity date to June 30, 2017, (iii) limit the right of FCID and FCMG to prepay the credit loan so that the principal balance outstanding loan shall not be less than $1,000,000 until the Maturity Date (“Minimum Borrowing”), (iv) provide for sixty (60) days prior written notice to prepay up to $1,000,000 of the outstanding indebtedness in excess of the Minimum Borrowing (v) to consent to the Loan Transaction, (vi) to consent to FCID and FCMG guaranteeing the Loan Transaction, such guarantee being subordinate in priority to CT, and (vii) to consent to filing of UCC financing statements in the respective states of incorporation or formation that list FCHS, FCMG and FCID as debtors and perfect a security interest in assets of FCHS, FCMG and FCID, which security interest is subordination in priority to CT.

3) FCMG agrees (i) to modify the Maximum Line of Credit from $2,000,000 and $2,500,000, and extend the maturity date to June 30, 2017, (ii) limit the right of FCID and FCMG to prepay the credit loan so that the principal balance outstanding loan shall not be less than $1,000,000 until the Maturity Date (“Minimum Borrowing”), (iii) provide for sixty (60) days prior written notice to prepay up to $1,000,000 of the outstanding indebtedness in excess of the Minimum Borrowing and having (iv) all other terms on the loan remain the same, including but not limited to section 2.3.13, and (v) consent to FCID and FCMG guaranteeing the Loan Transaction and (vi) consent to the filing of UCC financial statements that list FCHS, FCMG and FCID as debtors as required by the Loan Transaction.

4) In consideration of the $500,000 increase to the Maximum Line of Credit from $2,000,000 to $2,500,000, CT Capital shall receive 100,000 restricted shares of FCHS common stock, which shall be issued pursuant to an exception of the registration requirements of the Securities Act of 1933, as amended. The $500,000 increase may be repaid at any time by FCID and FCMG and shall not be subject to the conversion provisions set forth in Section 2.3.13.

5) The Parties agree for the modification to be effective December 14, 2015.

Accepted and Agreed to:

CT CAPITAL, LTD.	FCID MEDICAL, INC.

/s/ Jeffrey Roschman	/s/ Christian C. Romandetti
By: Jeffrey Roschman	By: Christian C. Romandetti, President

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC	FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

/s/ Kris Jones	/s/ Christian C. Romandetti
By: Kris Jones, Authorized Person	By: Christian C. Romandetti, President